UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

McDonald’s Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

You Can Help The Environment By Choosing How You Vote!

Voting by telephone or through the internet is fast, easy and secure.

Choose How You Vote

There are other ways to vote than using the paper form that is mailed to you

Vote by Internet

1. Visit www.proxyvote.com

2. Enter your control number that appears on the enclosed Vote Instruction Form in the box with the pointing to it

3. Vote your shares

423074103

1234 5678 9005

N29 99999.9999

Vote by Phone

1. It’s Simple. Call the toll-free number found on the enclosed Vote Instruction Form from a touch tone telephone and follow the easy directions

2. Enter your control number found on the Vote Instruction Form enclosed

Note: If you vote by phone or internet, DO NOT mail in the enclosed Vote Instruction Form

Thank you for voting, your vote is important!

Voting is available, 24 hours a day, 7 days a week

Choose How You Receive Your Materials

Reduce paper flow to your home.

As a shareholder you can help reduce the environmental impact of producing hard copy proxy materials including annual reports, proxy statements, and voting cards, that are mailed to your home by signing up for electronic delivery.

It’s easy to enroll – follow the instructions below.

There are two ways to submit your consent for electronic documents:

1. First vote, then enroll for electronic delivery

1. Visit www.proxyvote.com

2. Enter your control number that appears on the front of your Vote Instruction Form in the box with the pointing to it

3. Vote your shares

4. Enter your e-mail address

5. Enter your personal identification number [PIN] of your choice [ we suggest the last 4 digits of your Social Security number]

2. Enrollment for electronic delivery is easy & secure

1. Visit www.Investordelivery.com

2. Enter your control number that appears on the front of your Vote Instruction Form in the box with the pointing to it

3. Vote your shares

4. Enter your e-mail address

5. Enter your personal identification number [PIN] of your choice

Notification to Shareholders

Important information about how to receive your proxy materials.

You may elect to receive your proxy information electronically.

As the world becomes more aware of the environment, corporations are implementing new practices that promote sustainability and environmental responsibility. As a shareholder you can help reduce the environmental impact of receiving full package paper proxy materials by enrolling for electronic delivery.

We need your consent to begin the electronic process. It is quick and easy and you will reduce the amount of mail that arrives in your mailbox!

If you would like to receive a complete set of proxy materials by e-mail, enrollment is easy and secure. Simply go to our website at www.investordelivery.com® and enter the control number found on the front of your Vote Instruction Form in the box with the pointing to it.

Your preference will apply to all holdings in your account and remain active until you change it.

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